Exhibit 10.35

Consent and Waiver Agreement

February 9, 2006

This Consent, Waiver and Release Agreement (this “Agreement”) is made and entered into as of the 9th day of February, 2006 among Artisoft, Inc., a Delaware corporation (the “Company”), and each of the undersigned holders (collectively, the “Stockholders”) of shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), and warrants (the “Warrants”) to purchase Common Stock who are parties to any of the Prior Agreements or the 2004 Agreement (as such terms are defined below) (such Stockholders holding a sufficient number of shares of Common Stock and interests in the Warrants to take the actions provided for herein).

WHEREAS, the Company desires to enter into a purchase agreement substantially in the form attached hereto as Exhibit A (the “2006 Purchase Agreement”) with certain investors (the “Investors”), including certain Stockholders, relating to the issuance and sale of the Company’s Series D Convertible Preferred Stock (the “Series D Preferred Stock”) and warrants to purchase shares of the Company’s Common Stock (the “2006 Warrants”);

WHEREAS, the Company and the Stockholders are parties to, as applicable, (i) that certain Stock Purchase Agreement, dated September 28, 2004 (the “2004 Agreement”), and (ii) that certain Stock Purchase Agreement, dated September 28, 2005 (the “2005 Agreement”);

WHEREAS, each of the Stockholders has separately entered into a Voting Agreement, dated as of September 28, 2005 (each, a “Voting Agreement”) with the Company;

WHEREAS, the Stockholders desire that the Company and the Investors enter into the 2006 Purchase Agreement; and

WHEREAS, the parties hereto desire to make certain consents and waivers in connection with the 2006 Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing and the promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto consent and agree as follows:

1. Consent to 2006 Purchase Agreement. The Stockholders hereby consent to the 2006 Purchase Agreement and the transactions contemplated thereby, including without limitation, the issuance and sale of the Series D Preferred Stock and the 2006 Warrants pursuant thereto.

2. Waiver of Provisions of the 2005 Agreement. The Stockholders that are parties to the 2005 Agreement, on behalf of all of the parties to the 2005 Agreement, hereby waive Sections 3.4 [Right of First Refusal] and 4.2 [Issuance of Equity Securities], solely for purposes of effecting the transactions contemplated by the 2006 Purchase Agreement.

3. Waiver of Provisions of the 2004 Agreement. The Stockholders that are parties to the 2004 Agreement, on behalf of all of the parties to the 2004 Agreement, hereby waive Sections 3.4 [Right of First Refusal] and 4.2 [Issuance of Equity Securities], solely for purposes of effecting the transactions contemplated by the 2006 Purchase Agreement.

4. Consent to Amendment of Voting Agreements. Each Stockholder hereby consents to the amendment of each Voting Agreement as provided in each Amendment No. 1 to Voting Agreement of even date herewith, the form of which is attached hereto as Exhibit B.

5. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed via facsimile, which shall be deemed an original.

6. Severability. If any provision of this Agreement shall be declared void or unenforceable by any judicial or administrative authority, the validity or enforceability of any other provision and of the entire Agreement shall not be affected.

7. Enforceability. Upon execution of this Agreement by the undersigned Stockholders, the validity of any waiver, consent or amendment made hereunder shall be unaffected by the failure of any one or more stockholders of the Company to execute this Agreement.

8. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.

9. Confidentiality. Each of the Stockholders hereby agrees, that except as required by law, to hold in confidence the 2006 Purchase Agreement, this Agreement, all of the terms thereof and all of the transactions contemplated thereby and hereby until such time as the material terms thereof and hereof are publicly disclosed by the Company (which the Company agrees to do in compliance with applicable law).

[Signature pages follow]

2

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY:

ARTISOFT, INC.

By:	/s/ KEN CLINEBELL
Name: Ken Clinebell
Title: CFO-Interim

STOCKHOLDERS:

M/C VENTURE PARTNERS V, L.P.

By M/C VP V, LLC, its general partner

By:	/s/ JOHN W. WATKINS

Name:

Title:

M/C VENTURE INVESTORS, LLC

By:	/s/ JOHN W. WATKINS

Name:

Title:

CHESTNUT VENTURE PARTNERS, L.P.

By Chestnut Street Partners, Inc., its general partner

By:	/s/ JOHN W. WATKINS

Name:

Title:

SPECIAL SITUATIONS FUND III, L.P.		SPECIAL SITUATIONS CAYMAN FUND, L.P.

By AWM Investment Company, Inc., its general partner		By AWM Investment Company, Inc., its general partner

By:	/s/ DAVID M. GREENHOUSE	By:	/s/ DAVID M. GREENHOUSE
Name:		Name:
Title:		Title:

SPECIAL SITUATIONS PRIVATE EQUITY FUND, L.P.		SPECIAL SITUATIONS TECHNOLOGY

By MG Advisers L.L.C., its general partner		By SST Advisers, L.L.C., its general partner

By:	/s/ DAVID M. GREENHOUSE	By:	/s/ DAVID M. GREENHOUSE
Name:		Name:
Title:		Title:

SPECIAL SITUATIONS TECHNOLOGY FUND II, L.P.

By SST Advisers, L.L.C., its general partner

By:	/s/ DAVID M. GREENHOUSE
Name:
Title:

PATHFINDER VENTURES III, L.L.C.

By RRS Investments II, L.L.C., its Manager

By Stolworthy Revocable Trust, its Manager

By:	/s/ R. RANDY STOLWORTHY
R. Randy Stolworthy, Trustee

CORAL’S MOMENTUM FUND, LIMITED PARTNERSHIP

By Coral’s Momentum Fund Management Partners, LLC, its General Partner

By:	/s/ TODD ORTBERG
Name:	Todd Ortberg
Title:	Managing Director

By:	/s/ MARK C. HEADRICK
Name:	Mark C. Headrick
Title:	Managing Director